 1933 Act File No. 33-45753 1940 Act File No. 811-6561 SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 Form N-1A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 X ------ Pre-Effective Amendment No. .................... -------- ------ Post-Effective Amendment No. 16 ..................... X ------ ------ and/or REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 X ------ Amendment No. 15 .................................... X ------ ------ CCMI FUNDS (Exact Name of Registrant as Specified in Charter) 5800 Corporate Drive Pittsburgh, Pennsylvania 15237-7010 (Address of Principal Executive Offices) (412) 288-1900 (Registrant's Telephone Number) John W. McGonigle, Esquire, Federated Investors Tower, 1001 Liberty Avenue Pittsburgh, Pennsylvania 15222-3779 (Name and Address of Agent for Service) (Notices should be sent to the Agent for Service) It is proposed that this filing will become effective: immediately upon filing pursuant to paragraph (b) X on July 27, 2001 pursuant to paragraph (b) 60 days after filing pursuant to paragraph (a) (i) _ on _________________ pursuant to paragraph (a) (i). 75 days after filing pursuant to paragraph (a)(ii) on _________________ pursuant to paragraph (a)(ii) of Rule 485. If appropriate, check the following box: This post-effective amendment designates a new effective date for a previously filed post-effective amendment. Copy to: Matthew G. Maloney, Esquire Dickstein, Shapiro & Morin 2101 L Street, N.W. Washington, D.C. 20037

PROSPECTUS

CCMI Equity Fund

(formerly, CCB Equity Fund)

A Portfolio of CCMI Funds
(formerly, CCB Funds)

A mutual fund seeking to provide high total return over longer periods of time through appreciation of capital and current income provided by dividends and interest payments. The Fund attempts to achieve this objective by investing primarily in dividend paying common stocks.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents
Risk/Return Summary	1
What are the Fund's Fees and Expenses?	3
What are the Fund's Investment Strategies?	3
What are the Principal Securities in Which the Fund Invests?	4
What are the Specific Risks of Investing in the Fund?	5
What do Shares Cost?	5
How is the Fund Sold?	5
How to Purchase Shares	6
How to Exchange Shares	6
How to Redeem Shares	7
Account and Share Information	8
Who Manages the Fund?	9
Financial Information	9
Report of Independent Public Accountants	20

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

July 31, 2001

Risk/Return Summary

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund's investment objective is to provide high total return over longer periods of time through appreciation of capital and current income provided by dividends and interest payments. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this prospectus.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

The Fund invests primarily in a broad, diversified range of dividend paying common stocks of companies deemed to have above average earnings growth prospects and whose shares are available at reasonable prices. As a matter of investment policy, the Fund will invest so that, under normal circumstances, at least 65% of its total assets are invested in equity securities. The Adviser uses the "value" style of investing, selecting companies which are trading at discounts to their historic relationship to the market as well as to their expected growth.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's return include:

  Stock Market Risks. The value of equity securities in the Fund's portfolio will fluctuate and, as a result, the Fund's share price may decline suddenly or over a sustained period of time.
  Sector Risks. Because the Adviser may allocate more of the Fund's portfolio holdings to a particular industry sector, the Fund's performance will be more susceptible to any economic, business or other developments which generally affect that sector.
  Risks Related to Investing for Value. The Fund generally uses a "value" style of investing, so that the Fund's share price may lag that of other Funds using a different investment style.

The Shares offered by this prospectus are not deposits or obligations of Commerce Capital Management, Inc. or its affiliates, are not endorsed or guaranteed by Commerce Capital Management, Inc. or its affiliates and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Risk/Return Bar Chart and Table

The bar chart shows the variability of the Fund's total returns on a calendar year-end basis.

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The Fund's Shares are sold without a sales charge (load). The total returns displayed above are based upon net asset value.

The Fund's total return for the six-month period from January 1, 2001 to June 30, 2001 was (7.18)%.

Within the periods shown in the Chart, the Fund's highest quarterly return was 21.31% (quarter ended December 31, 1998). Its lowest quarterly return was (10.72)% (quarter ended September 30, 1998).

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The following table represents the Fund's Average Annual Total Returns for the calendar periods ended December 31, 2000. The Fund Shares are sold without a sales charge. The table shows the Fund's total returns averaged over a period of years relative to the Standard & Poor's 500 ("S&P 500"), a broad-based market index. The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Total returns for the index shown do not reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged, and it is not possible to invest directly in an index.

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Average Annual Total Return Table

Calendar Period	Fund	S&P 500
1 Year	(2.05)%	(9.13)%
5 Years	17.23%	18.33%
Start of Performance [1]	19.15%	21.36%

1 The Fund's start of performance date was December 5, 1994.

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Past performance is no guarantee of future results. This information provides you with historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential returns.

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What are the Fund's Fees and Expenses?

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CCMI Equity Fund (formerly, CCB Equity Fund)

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Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Annual Fund Operating Expenses (Before Waivers)[1]
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee[2]	0.85%
Distribution (12b-1) Fee	None
Shareholder Services Fee[3]	0.25%
Other Expenses	0.35%
Total Annual Fund Operating Expenses	1.45%
1 Although not contractually obligated to do so, the Adviser and shareholder services provider waived certain amounts. These are shown below along with the net expenses the Fund actually paid for the fiscal year ended May 31, 2001.
Total Waivers of Fund Expenses	0.28%
Total Actual Annual Fund Operating Expenses (after waivers)	1.17%
2 The Adviser has voluntarily waived a portion of the management fee. The Adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the voluntary waiver) was 0.67% for the fiscal year ended May 31, 2001.
3 The shareholder service provider voluntarily waived a portion of the shareholder services fee. The shareholder services provider can terminate this voluntary waiver at any time. The shareholder services fee paid by the Fund (after the voluntary waiver) was 0.15% for the fiscal year ended May 31, 2001.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

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The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses are before waivers as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

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1 Year	$148
3 Years	$459
5 Years	$792
10 Years	$1,735

What are the Fund's Investment Strategies?

The Fund invests at least 65% of its assets in equity securities. The Fund invests primarily in a broad, diversified range of dividend-paying common stocks which, in the Adviser's opinion, are trading at a low valuation in relation to their history, to their current market and to their expected future price. A description of the various types of securities in which the Fund invests, and their risks, immediately follows the strategy discussion.

Companies with similar characteristics may be grouped together in broad categories called sectors. Although the Adviser may allocate relatively more of the Fund's portfolio securities to a particular industry sector, the Adviser diversifies the Fund's investments, limiting the Fund's risk exposure with respect to individual securities and industry sectors.

The Fund's Adviser performs traditional fundamental analysis to select securities that exhibit the most promising long-term value for the Fund's portfolio. In selecting securities, the Adviser focuses on the current financial condition of the issuing company, in addition to examining each issuer's business and product strength, competitive position, and management expertise. Further, the Adviser considers current economic, financial market, and industry factors, which may affect the issuing company. To determine the timing of purchases and sales of portfolio securities, the Adviser looks at recent stock price performance and the direction of current fiscal year earnings estimates of various companies.

The Adviser uses the "value" style of investing, selecting securities of companies which are trading at discounts to their historic relationship to the market as well as to their expected growth. Because the Adviser uses a "value" style of investing, the price of the securities held by the Fund may not, under certain market conditions, increase as rapidly as stocks with growth characteristics.

PORTFOLIO TURNOVER

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund's trading costs and may have an adverse impact on the Fund's performance.

TEMPORARY DEFENSIVE INVESTMENTS

The Fund may temporarily depart from its principal investment strategies by investing its assets in cash and shorter-term debt securities and similar obligations. It may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. This may cause the Fund to give up greater investment returns to maintain the safety of principal, that is, the original amount invested by shareholders.

What are the Principal Securities in Which the Fund Invests?

EQUITY SECURITIES

Equity securities represent a share of an issuer's earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer's business. The following describes the principal types of equity securities in which the Fund invests.

Common Stocks

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer's earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.

What are the Specific Risks of Investing in the Fund?

STOCK MARKET RISKS

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The value of equity securities in the Fund's portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund's Share price may decline.

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The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company's equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

SECTOR RISKS

Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments which generally affect that sector.

RISKS RELATED TO INVESTING FOR VALUE

Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development, or positive market development. Further, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.

What Do Shares Cost?

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You can purchase, redeem or exchange Shares any day the New York Stock Exchange (NYSE) is open. When the Fund receives your transaction request in proper form (as described in this prospectus), it is processed at the next calculated net asset value (NAV). The Fund does not charge a front-end sales charge. NAV is determined at the end of regular trading (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund generally values equity securities according to the last sale price in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market).

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The minimum initial investment for Fund Shares by an investor is $1,000. Subsequent investments must be in amounts of at least $100. The Fund may waive these minimums for purchases made by the Trust Division of Commerce Capital Management, Inc. for its fiduciary or custodial accounts. An institutional investor's minimum investment will be calculated by combining all accounts it maintains with the Fund.

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Keep in mind that investment professionals may charge you fees for their services in connection with your Share transactions.

How is the Fund Sold?

The Fund's Distributor, Federated Securities Corp. (Distributor), markets the Shares described in this prospectus to trust clients of Commerce Capital Management, Inc. and its affiliates and individual investors.

The Distributor and its affiliates may pay out of their assets other amounts (including items of material value) to investment professionals for marketing and servicing Shares. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).

How to Purchase Shares

You may purchase Shares through Commerce Capital Management, Inc. or through an investment professional that has a sales agreement with the Distributor (Authorized Dealer).

THROUGH COMMERCE CAPITAL MANAGEMENT, INC.

An investor may purchase Shares by calling Commerce Capital Management, Inc. at 1-800-386-3111. Orders must be received by 3:00 p.m. (Eastern time) in order to receive that day's public offering price. Payment is normally required within three business days.

Texas residents must purchase Shares of the Fund through Federated Securities Corp. at 1-800-356-2805.

THROUGH AN AUTHORIZED DEALER

Call your Authorized Dealer for specific instructions.

Purchase orders must be received by the Dealer before 3:00 p.m. (Eastern time) in order to receive that day's public offering price. Orders received after 3:00 p.m. (Eastern time) will be purchased at the next determined public offering price.

How to Exchange Shares

You may exchange Shares of the Fund into shares of certain Federated Funds.

The Federated Funds you may exchange into are:

  Liberty U.S. Government Money Market Trust-- a U.S. government money market fund; and
  Federated American Leaders Fund, Inc.-- a high-quality equity fund.

To do this, you must:

  meet any minimum initial investment requirements; and
  receive a prospectus for the fund into which you wish to exchange.

An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction. Signatures must be guaranteed if you request an exchange into another fund with a different shareholder registration.

The Fund may modify or terminate the exchange privilege at any time. Shareholders will be notified of the modification or termination of the exchange privilege. The Fund's management or Adviser may determine from the amount, frequency and pattern of exchanges that a shareholder is engaged in excessive trading which is detrimental to the Fund and other shareholders. If this occurs, the Fund may terminate the availability of exchanges to that shareholder and may bar that shareholder from purchasing other Federated Funds.

BY TELEPHONE

You may exchange Shares by telephone by calling 1-800-386-3111, or by calling your Authorized Dealer directly.

Telephone exchange instructions must be received by 4:00 p.m. (Eastern time) for Shares to be exchanged that day.

Your telephone instructions may be recorded. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will notify you if it changes telephone transaction privileges.

BY MAIL

You may exchange Shares by sending a written request to the Fund. Send your requests by mail to:

CCMI Funds
c/o Federated Shareholder Services Company
P.O. Box 8609
Boston, MA 02266

In addition, you may exchange Shares by sending a written request to your Authorized Dealer directly.

How to Redeem Shares

The Fund redeems Shares at its NAV next determined after the Fund receives the redemption request in proper form. Shares may be redeemed by telephone or by mail through Commerce Capital Management, Inc. or directly from the Fund.

Redemption requests must be received by 3:00 p.m. (Eastern time) and must be transmitted by Commerce Capital Management, Inc. to the Fund before 4:00 p.m. (Eastern time) in order for Shares to be redeemed at that day's NAV.

BY TELEPHONE

You may redeem Shares by calling Commerce Capital Management, Inc. at 1-800-386-3111.

Shareholders who have an Authorized Dealer should contact their Authorized Dealer for specific instructions on how to redeem by telephone.

Your telephone instructions may be recorded. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will notify you if it changes telephone transaction privileges.

BY MAIL

You may redeem Shares by sending a written request to the Fund.

Send your written redemption request including your name, the Fund name, your account number and the Share or dollar amount requested to:

CCMI Funds
c/o Federated Shareholder Services Company
P.O. Box 8609
Boston, MA 02266

SIGNATURE GUARANTEES

Signatures must be guaranteed if:

  your redemption will be sent to an address other than the address of record;
  your redemption will be sent to an address of record that was changed within the last 30 days; or
  a redemption is payable to someone other than the shareholder(s) of record.

A signature guarantee is designed to protect your account from fraud. Obtain a signature guarantee from a bank or trust company, savings association, credit union or broker, dealer, or securities exchange member. A notary public cannot provide a signature guarantee.

LIMITATIONS ON REDEMPTION PROCEEDS

Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed up to seven days:

  to allow your purchase to clear;
  during periods of market volatility; or
  when a shareholder's trade activity or amount adversely impacts the Fund's ability to manage its assets.

You will not accrue interest or dividends on uncashed checks from the Fund if those checks are undeliverable and returned to the Fund.

REDEMPTION IN KIND

Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

SYSTEMATIC WITHDRAWAL PROGRAM

The Systematic Withdrawal Program allows you to automatically redeem Shares on a regular basis. Your account value must be at least $10,000 at the time the program is established. This program may reduce, and eventually deplete, your account, and the payments should not be considered yield or income. You may apply for participation in this program through your financial institution.

ADDITIONAL CONDITIONS

Share Certificates

The Fund does not issue share certificates. If you are redeeming or exchanging Shares represented by certificates previously issued by the Fund, you must return the certificates with your written redemption or exchange request. For your protection, send your certificates by registered or certified mail, but do not endorse them.

Account and Share Information

CONFIRMATIONS AND ACCOUNT STATEMENTS

You will receive confirmation of purchases, redemptions and exchanges (except for systematic transactions). In addition, you will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid.

DIVIDENDS AND CAPITAL GAINS

The Fund declares and pays any dividends quarterly to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.

In addition, the Fund pays any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments.

If you purchase Shares just before a Fund declares a dividend or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the Fund declares a dividend or capital gain. Contact your investment professional or the Fund for information concerning when dividends and capital gains will be paid.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, accounts may be closed if redemptions or exchanges cause the account balance to fall below the minimum initial investment amount. Before an account is closed, you will be notified and allowed 30 days to purchase additional Shares to meet the minimum.

TAX INFORMATION

The Fund sends an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable as ordinary income; capital gains are taxable at different rates depending upon the length of time the Fund holds its assets.

Fund distributions are expected to be both dividends and capital gains. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state and local tax liability.

Who Manages the Fund?

The Board of Trustees governs the Fund. The Board selects and oversees the Adviser, Commerce Capital Management, Inc. The Adviser manages the Fund's assets, including buying and selling portfolio securities. The Adviser's address is 850 Ridgelake Boulevard, #101, Memphis, TN 38120.

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The Adviser has delegated daily management of the Fund's assets to the Sub-Adviser, Franklin Street Advisors, Inc., who is paid by the Adviser and not by the Fund. The Sub-Adviser's address is 1450 Raleigh Road, Suite 300, Chapel Hill, North Carolina 27517. The Sub-Adviser manages the Fund's assets, including buying and selling portfolio securities.

The Adviser is a national investment adviser within National Commerce Corporation. As of June 30, 2001, the Adviser managed $1.02 billion. The Adviser also manages 4 commingled funds with approximately $125 million in total assets.

The Sub-Adviser is a registered investment advisory firm founded in 1990 and is a wholly owned subsidiary of Franklin Street Partners, Inc., a privately owned holding company that also owns a private non-depository trust bank. As of June 30, 2001, the Sub-Adviser managed assets in excess of $1.33 billion.

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ADVISORY FEES

The Fund's Adviser receives an annual maximum investment advisory fee equal to 0.85% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive all or a portion of its fee or reimburse the Fund for certain operating expenses. The Adviser can terminate this voluntary waiver of its advisory fee at any time at its sole discretion.

Robert C. Eubanks, Jr. has been the Fund's portfolio manager since its inception. Mr. Eubanks is the President of Franklin Street Advisors, Inc., and has served in that capacity since 1990. He is also Vice- Chairman and Chief Investment Officer of Franklin Street Trust, an affiliate of the Sub-Adviser. Prior to founding Franklin Street Trust, he was co-founder and president of McMillion Eubanks Capital Management in Greensboro, North Carolina.

William B. Thompson, Jr. has been a co-portfolio manager for the Fund since November 1995. Mr. Thompson is a portfolio manager for Franklin Street Advisors, Inc., and has served in that capacity since April 1995. Mr. Thompson is also a partner with Franklin Street Partners, Inc., the parent company of Franklin Street Advisors, Inc. Prior to joining Franklin Street Advisors, Inc., he was co-founder and President of Peacock-Thompson Investment Management in Cary, North Carolina since November 1987.

Financial Information

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The following Financial Highlights will help you understand the Fund's financial performance for its past five fiscal years. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

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This information has been audited by Arthur Andersen LLP, whose report, along with the Fund's audited financial statements, is included in this prospectus.

Financial Highlights

(For a Share Outstanding Throughout Each Period)

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Year Ended May 31,	2001	2000	1999	1998	1997
Net Asset Value, Beginning of Period	$21.15	$21.74	$20.24	$17.33	$13.80
Income From Investment Operations:
Net investment income	0.07	0.08	0.08	0.07	0.13
Net realized and unrealized gain (loss) on investments and options	(1.88)	3.27	3.10	3.93	3.72

TOTAL FROM INVESTMENT OPERATIONS	(1.81)	3.35	3.18	4.00	3.85

Less Distributions:
Distributions from net investment income	(0.08)	(0.08)	(0.08)	(0.07)	(0.13)
Distributions from net realized gain on investments and options	(3.09)	(3.86)	(1.60)	(1.02)	(0.19)

TOTAL DISTRIBUTIONS	(3.17)	(3.94)	(1.68)	(1.09)	(0.32)

Net Asset Value, End of Period	$16.17	$21.15	$21.74	$20.24	$17.33

Total Return[1]	(9.30)%	16.12%	15.90%	23.86%	28.25%

Ratios to Average Net Assets:
Expenses	1.17%	1.09%	1.00%	1.00%	1.03%
Net investment income	0.34%	0.38%	0.39%	0.39%	0.81%
Expense waiver/reimbursement[2]	0.28%	0.25%	0.09%	0.07%	0.16%
Supplemental Data:
Net assets, end of period (000 omitted)	$70,238	$93,870	$99,526	$219,694	$167,503
Portfolio turnover	44%	42%	92%	69%	55%

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1 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

2 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Portfolio of Investments

May 31, 2001

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Shares			Value
		COMMON STOCKS--96.2%
		Consumer Non-Durables--1.6%
26,000		General Mills, Inc.	$1,101,360

		Consumer Services--1.9%
20,000		Gannett Co., Inc.	1,325,600

		Distribution Services--1.3%
13,000	[1]	Andrx Group	879,840

		Electronic Technology--14.8%
35,000	[1]	Applied Materials, Inc.	1,747,550
92,500	[1]	Cisco Systems, Inc.	1,781,550
30,000	[1]	EMC Corp. Mass	948,000
60,000		Intel Corp.	1,620,600
15,000		International Business Machines Corp.	1,677,000
1,104	[1]	McData Corp., Class A	27,997
30,000	[1]	Teradyne, Inc.	1,195,500
42,000		Texas Instruments, Inc.	1,433,040

		TOTAL	10,431,237

		Energy Minerals--9.7%
36,000		BP PLC, ADR	1,922,040
50,000		Conoco, Inc., Class B	1,560,000
37,746		Exxon Mobil Corp.	3,349,957

		TOTAL	6,831,997

		Finance--22.2%
30,000		American Express Co.	1,263,600
20,000		American International Group, Inc.	1,620,000
35,000		Capital One Financial Corp.	2,278,850
35,000		Citigroup, Inc.	1,793,750
28,000		Crescent Real Estate Equities, Inc.	683,760
40,100		Duke-Weeks Corp.	936,736
30,000		Fannie Mae	2,473,200
30,000		Fleet Boston Financial Corp.	1,247,700
20,000		Merrill Lynch & Co., Inc.	1,299,400
41,500		Pennsylvania Real Estate Investment Trust	952,425
50,000		ProLogis Trust	1,070,000

		TOTAL	15,619,421

		Health Technology--13.7%
21,000		Abbott Laboratories	1,091,580
50,000		Medtronic, Inc.	2,149,000
25,000		Merck & Co., Inc.	1,824,750
75,000		Mylan Laboratories, Inc.	2,385,750
50,000		Pfizer, Inc.	2,144,500

		TOTAL	9,595,580

		Industrial Services--1.3%
15,000		Schlumberger Ltd.	945,450

		Miscellaneous--0.9%
25,000		Broadband Holders Trust	612,250

		Non-Energy Minerals--2.5%
40,000		Alcoa, Inc.	1,726,000

		Producer Manufacturing--13.6%
20,000		Emerson Electric Co.	1,354,200
110,000		General Electric Co.	5,390,000
40,000		Tyco International Ltd.	2,298,000
6,000		United Technologies Corp.	499,860

		TOTAL	9,542,060

		Retail Trade--1.7%
23,400		Wal-Mart Stores, Inc.	1,210,950

		Technology Services--3.4%
35,000	[1]	Microsoft Corp.	2,421,300

		Transportation--1.4%
17,000		United Parcel Service, Inc.	1,010,650

		Utilities--6.2%
23,856		Mirant Corp.	937,541
30,000		Progress Energy, Inc.	1,276,500
60,000		Southern Co.	1,412,400
40,079	[1]	Worldcom, Inc.	715,010

		TOTAL	4,341,451

		TOTAL COMMON STOCKS (IDENTIFIED COST $35,818,620)	67,595,146

		MUTUAL FUND--3.1%
2,160,874		Goldman Sachs Financial Square Money Market Fund (AT NET ASSET VALUE)	2,160,874

		TOTAL INVESTMENTS (IDENTIFIED COST $37,979,494) [2]	$69,756,020

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1 Non-income producing security.

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2 The cost of investments for federal tax purposes amounts to $38,454,355. The net unrealized appreciation of investments on a federal tax basis amounts to $31,301,665 which is comprised of $31,426,746 appreciation and $125,081 depreciation at May 31, 2001.

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Note: The categories of investments are shown as a percentage of net assets ($70,238,035) at May 31, 2001.

The following acronym is used throughout this portfolio:

ADR--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

May 31, 2001

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Assets:
Total investments in securities, at value (identified cost $37,979,494)		$69,756,020
Cash		2,901
Income receivable		143,955
Receivable for investments sold		1,935,767
Receivable for shares sold		15,201

TOTAL ASSETS		71,853,844

Liabilities:
Payable for investments purchased	$1,504,960
Payable for investment adviser fee	76,801
Options written, at value (premium received $78,947)	11,000
Accrued expenses	23,048

TOTAL LIABILITIES		1,615,809

Net assets for 4,344,027 shares outstanding		$70,238,035

Net Assets Consist of:
Paid in capital		$37,344,757
Net unrealized appreciation of investments and options		31,844,473
Accumulated net realized gain on investments and options		1,047,182
Undistributed net investment income		1,623

TOTAL NET ASSETS		$70,238,035

Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$70,238,035 ÷ 4,344,027 shares outstanding		$16.17

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See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended May 31, 2001

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Investment Income:
Dividends (net of foreign taxes withheld of $2,342)			$1,131,308
Interest			112,279

TOTAL INCOME			1,243,587

Expenses:
Investment adviser fee		$701,499
Administrative personnel and services fee		123,794
Custodian fees		13,152
Transfer and dividend disbursing agent fees and expenses		39,829
Directors'/Trustees' fees		12,959
Auditing fees		19,074
Legal fees		3,732
Portfolio accounting fees		40,192
Shareholder services fee		206,323
Share registration costs		16,675
Printing and postage		12,155
Insurance premiums		938
Miscellaneous		3,028

TOTAL EXPENSES		1,193,350

Waivers:
Waiver of investment adviser fee	$(148,553)
Waiver of shareholder services fee	(82,529)

TOTAL WAIVERS		(231,082)

Net expenses			962,268

Net investment income			281,319

Realized and Unrealized Gain (Loss) on Investments and Options:
Net realized gain on investments and options			1,782,558
Net change in unrealized appreciation of investments and options			(9,993,918)

Net realized and unrealized loss on investments and options			(8,211,360)

Change in net assets resulting from operations			$(7,930,041)

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See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

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Year Ended May 31,	2001	2000
Increase (Decrease) in Net Assets
Operations:
Net investment income	$281,319	$377,670
Net realized gain on investments and options	1,782,558	13,862,859
Net change in unrealized appreciation of investments and options	(9,993,918)	763,308

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(7,930,041)	15,003,837

Distributions to Shareholders:
Distributions from net investment income	(338,601)	(370,116)
Distributions from net realized gain on investments and options	(12,587,322)	(16,844,327)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(12,925,923)	(17,214,443)

Share Transactions:
Proceeds from sale of shares	8,759,349	8,210,125
Net asset value of shares issued to shareholders in payment of distributions declared	2,371,980	3,070,354
Cost of shares redeemed	(13,907,396)	(14,725,349)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(2,776,067)	(3,444,870)

Change in net assets	(23,632,031)	(5,655,476)

Net Assets:
Beginning of period	93,870,066	99,525,542

End of period (including undistributed net investment income of $1,623 and $58,905, respectively)	$70,238,035	$93,870,066

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See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

May 31, 2001

ORGANIZATION

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CCMI Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Trust consists of one portfolio. The financial statements included herein are only those of CCMI Equity Fund (the "Fund"), a diversified portfolio. Effective June 1, 2001, the Board of Trustees (the "Trustees") approved a change in the name of the Trust and the Fund from CCB Funds and CCB Equity Fund, respectively, to CCMI Funds and CCMI Equity Fund, respectively. The investment objective of the Fund is to provide high total return over longer periods of time through appreciation of capital and current income provided by dividends and interest payments.

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SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

Listed equity securities are valued at the last sale price reported on the primary national securities exchange. Unlisted equity securities are generally valued at the mean of the latest bid and asked prices provided by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Trustees.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

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In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have a significant effect on the Fund's financial statements.

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Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Options Contracts

The Fund may write option contracts. A written option obligates the Fund to deliver (a call), or to receive (a put), the contract amount upon exercise by the holder of the option. The value of the option contract is recorded as a liability and unrealized gain or loss is measured by the difference between the current value and the premium received. For the year ended May 31, 2001, the Fund had a realized gain of $171,637 on written options.

The following is a summary of the Fund's written option activity:

Contracts	Number of Contracts	Aggregate Face Value
Outstanding at prior period-end	0	$0
Contracts written	1,450	475,634
Contracts expired	(250)	(45,499)
Contracts closed	(850)	(351,188)

Outstanding at May 31, 2001	350	$78,947

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At May 31, 2001, the Fund had the following outstanding options:

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Contracts	Type	Expiration Date	Exercise Price	Number of Contracts	Market Value	Unrealized Appreciation
Intel Corp.	Call	July 2001	$35.00	200	$5,000	$35,398
Texas Instruments Inc.	Call	July 2001	45.00	150	6,000	32,549

Net Unrealized Appreciation on Written Options Contracts				350	$11,000	$67,947

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Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

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Year Ended May 31,	2001	2000
Shares sold	500,794	387,273
Shares issued to shareholders in payment of distributions declared	138,958	150,266
Shares redeemed	(733,118)	(677,341)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(93,366)	(139,802)

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INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

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Effective May 10, 2001, the Fund's investment adviser (the "Adviser") changed from Central Carolina Bank and Trust Company to Commerce Capital Management, Inc. The Fund's Adviser receives for its services an annual investment adviser fee equal to 0.85% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

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Under the terms of a sub-adviser agreement between the Adviser and Franklin Street Advisors, Inc., (the "Sub-Adviser"), the Sub-Adviser receives an annual fee from the Adviser equal to 0.65% of the Fund's average daily net assets. The Sub-Adviser may voluntarily waive any portion of its fee.

Administrative Fee

Federated Administrative Services ("FAS") provides the Fund with certain administrative personnel and services. The fee paid to FAS is based on a scale that ranges from 0.15% to 0.075% of the average aggregate net assets of the Trust for the period, subject to a minimum fee of $50,000 per portfolio.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with FAS, the Fund will pay FAS up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FAS is used to finance certain services for shareholders and to maintain shareholder accounts. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses

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Federated Services Company ("FServ"), through its subsidiary, Federated Shareholders Services Company ("FSSC"), serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

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Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

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Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

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INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the year ended May 31, 2001, were as follows:

Purchases	$35,022,653
Sales	$49,651,275

FEDERAL TAX INFORMATION (UNAUDITED)

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The Fund hereby designates $12,587,322 as long-term capital gain dividends for the year ended May 31, 2001.

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Report of Independent Public Accountants

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TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
CCMI FUNDS (CCMI EQUITY FUND) (formerly, CCB Funds and CCB Equity Fund):

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We have audited the accompanying statement of assets and liabilities of CCMI Equity Fund (an investment portfolio of CCMI Funds, a Massachusetts business trust), including the schedule of portfolio of investments, as of May 31, 2001, the related statement of operations, the statement of changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

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We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

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In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of CCMI Equity Fund (an investment portfolio of CCMI Funds) as of May 31, 2001, the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States.

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ARTHUR ANDERSEN LLP

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Boston, Massachusetts
July 9, 2001

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[LOGO OF CCMI FUNDS]

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(formerly, CCB Funds)

CCMI Equity Fund

(formerly, CCB Equity Fund)

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Prospectus

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A Portfolio of CCMI Funds
(formerly, CCB Funds)

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July 31, 2001

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A Statement of Additional Information (SAI) dated July 31, 2001, is incorporated by reference into this prospectus. Additional information about the Fund and its investments is contained in the Fund's SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report's Management Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and make inquiries, call your investment professional or the Fund at 1-800-386-3111.

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You can obtain information about the Fund (including the SAI) by writing to or visiting the Public Reference Room in Washington, DC. You may also access fund information from the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room's operations and copying fees.

Federated Securities Corp. is the distributor of the fund.

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Investment Company Act File No 811-6561
Cusip 12501K302

005826 (7/01)

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Statement of Additional Information CCMI EQUITY FUND (formerly, CCB Equity Fund) A Portfolio of CCMI Funds (formerly, CCB Funds) This Statement of Additional Information (SAI) is not a prospectus. Read this SAI in conjunction with the prospectus for CCMI Equity Fund (Fund), dated July 31, 2001. Obtain the prospectus and the Annual Report's Management Discussion and Analysis of Fund Performance without charge by calling 1-800-386-3111. July 31, 2001 Contents How is the Fund Organized? 2 Securities in Which the Fund Invests 2 What do Shares Cost? 13 How is the Fund Sold? 13 Subaccounting Services 14 Redemption in Kind 14 Massachusetts Partnership Law 14 Account and Share Information 15 Tax Information 15 Who Manages and Provides Services to the Fund? 15 How Does the Fund Measure Performance? 20 Investment Ratings 22 Addresses 26 Cusip 12501K302 005902 (7/01) HOW IS THE FUND ORGANIZED? The Fund is a diversified portfolio of CCMIFunds (Trust). The Trust is an open-end, management investment company that was established under the laws of the Commonwealth of Massachusetts on December 11, 1991. The Trust may offer separate series of shares representing interests in separate portfolios of securities. The Trust changed its name from 111 Corcoran Funds to CCB Funds and the Fund changed its name from 111 Corcoran Equity Fund to CCB Equity Fund on May 13, 1998. The Trust changed its name from CCB Funds to CCMI Funds and the Fund changed its name from CCB Equity Fund to CCMI Equity Fund on June 1, 2001. The Fund's investment adviser is Commerce Capital Management, Inc. ( Commerce Capital Management, Inc. or Adviser). SECURITIES IN WHICH THE FUND INVESTS Following is a table that indicates which types of securities are a: P = Principal investment of the Fund; (shaded in chart) A = Acceptable (but not principal) investment of the Fund Agency Securities A American Depository Receipts A Bank Instruments A Common Stocks P Convertible Securities A Corporate Debt Securities A Delayed Delivery Transactions A Derivative Contracts A Investing in Securities of Other Investment Companies A Lending of Portfolios Securities A Preferred Stocks A Repurchase Agreements A Restricted and Illiquid Securities (1) A Reverse Repurchase Agreements A Securities of Foreign Issuers (2) A Treasury Securities A Warrants A Zero Coupon Securities A (1) The Fund will limit investments in illiquid securities, including certain restricted securities not determined by the Board of Trustees (Board) to be liquid, to 15% of its net assets. (2) The Fund will not invest more than 10% of its total assets in securities of foreign issuers. In pursuing its investment strategy, the Fund may invest in the following securities for any purpose that is consistent with its investment objective. SECURITIES DESCRIPTIONS AND TECHNIQUES Equity Securities Equity securities represent a share of an issuer's earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer's business. The following describes the types of equity securities in which the Fund invests. Common Stocks Common stocks are the most prevalent type of equity security. Common stocks receive the issuer's earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock. Preferred Stocks Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock. The Fund may also treat such redeemable preferred stock as a fixed income security. Warrants Warrants give the Fund the option to buy the issuer's equity securities at a specified price (the exercise price) at a specified future date (the expiration date). The Fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security. Rights are the same as warrants, except companies typically issue rights to existing stockholders. Fixed Income Securities Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities. A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields. The following describes the types of fixed income securities in which the Fund may invests. Treasury Securities Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks. Agency Securities Agency securities are issued or guaranteed by a federal agency or other government sponsored entity acting under federal authority (a GSE). The United States supports some GSEs with its full faith and credit. Other GSEs receive support through federal subsidies, loans or other benefits. A few GSEs have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. Agency securities are generally regarded as having low credit risks, but not as low as treasury securities. The Fund treats mortgage backed securities guaranteed by GSEs as agency securities. Although a GSE guarantee protects against credit risks, it does not reduce the market and prepayment risks of these mortgage backed securities. Corporate Debt Securities Corporate debt securities are fixed income securities issued by businesses. The corporate debt securities in which the Fund invests are rated, at the time of purchase, at least Baa by Moody's Investors Service, Inc. ("Moody's"), or at least BBB by Standard & Poor's ("S &P") or Fitch IBCA, Inc. ("Fitch"), or, if not rated, determined by the Fund's Adviser to be of comparable quality. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers. In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements. Zero Coupon Securities Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the market and credit risks of a zero coupon security. A zero coupon step-up security converts to a coupon security before final maturity. Bank Instruments Bank instruments are unsecured interest bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit and banker's acceptances. Yankee instruments are denominated in U.S. dollars and issued by U.S. branches of foreign banks. Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks. Convertible Securities Convertible securities are fixed income securities that the Fund has the option to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed income securities. Convertible securities have lower yields than comparable fixed income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment. The convertible securities in which the Fund invests are rated, at the time of purchase, at least BBB by S&P or Fitch, or at least Baa by Moody's, or, if not rated, determined by the Fund's Adviser to be of comparable quality. The Fund treats convertible securities as both fixed income and equity securities for purposes of its investment policies and limitations, because of their unique characteristics. Foreign Securities Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if: o it is organized under the laws of, or has a principal office located in, another country; o the principal trading market for its securities is in another country; or o it (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country. The only foreign securities in which the Fund invests are American Depositary Receipts. American Depositary Receipts American Depositary Receipts ("ADRs") represent interests in underlying securities issued by a foreign company. The foreign securities underlying ADRs are not traded in the United States. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. ADRs involve risks of foreign investing. Derivative Contracts Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset. The other party to a derivative contract is referred to as a counterparty. Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts. For example, the Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent the Fund from closing out a position. If this happens, the Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract. The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they cannot be directly offset with other OTC contracts. In addition, OTC contracts with more specialized terms may be more difficult to price than exchange traded contracts. Depending upon how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease the Fund's exposure to market and currency risks, and may also expose the Fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract. The Fund may trade in the following types of derivative contracts. Futures Contracts Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a specified price, date, and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying asset is commonly referred to as selling a contract or holding a short position in the asset. Futures contracts are considered to be commodity contracts. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund may buy and sell the following types of futures contracts: stock index futures contracts and financial futures contracts. Options Options are rights to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period. A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. The writer of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. The Fund may: o Buy put options on portfolio securities and financial futures contracts in anticipation of a decrease in the value of the underlying asset. o Write call options on portfolio securities and financial futures contracts to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by the Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received. o Buy or write options to close out existing options positions. When the Fund writes options on futures contracts, it will be subject to margin requirements similar to those applied to futures contracts. Special Transactions Repurchase Agreements Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund's return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser. The Fund's custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price. Repurchase agreements are subject to credit risks. Reverse Repurchase Agreements Reverse repurchase agreements are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase. Delayed Delivery Transactions Delayed delivery transactions, including when issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default. Securities Lending The Fund may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities. The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral. Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan, but it will terminate a loan in anticipation of any important vote. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker. Securities lending activities are subject to interest rate risks and credit risks. Restricted and Illiquid Securities The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies, but which are subject to restrictions on resale under federal securities laws. However, the Fund will limit investments in illiquid securities, including certain restricted securities not determined by the Board to be liquid, to 15% of its net assets. Investing in Securities of Other Investment Companies The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash. Investment Ratings for Investment Grade Securities The Adviser will determine whether a security is investment grade based upon the credit ratings given by one or more nationally recognized rating services. For example, Standard and Poor's, a rating service, assigns ratings to investment grade securities (AAA, AA, A, and BBB) based on their assessment of the likelihood of the issuer's inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment that the security is comparable to investment grade. INVESTMENT RISKS There are many factors which may affect an investment in the Fund. The Fund's principal risks are described in its prospectus. Additional risk factors are outlined below. Stock Market Risks The value of equity securities in the Fund's portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund's share price may decline. The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company's equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market. Sector Risks Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments which generally affect that sector. Risks Related to Investing for Value Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development, or positive market development. Further, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market. Risks Related to Company Size Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations. Liquidity Risks Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses. OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts. Credit Risks Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy. Interest Rate Risks Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates. Risks of Foreign Investing Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors. Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States. Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund's investments. fundamental investment objective The Fund's investment objective is to provide high total return over longer periods of time through appreciation of capital and current income provided by dividends and interest payments. The investment objective may not be changed by the Fund's Board without shareholder approval. INVESTMENT LIMITATIONS Selling Short and Buying on Margin The Fund will not sell any securities short or purchase any securities on margin, other than in connection with buying stock index futures contracts, put options on stock index futures, put options on financial futures and portfolio securities, and writing covered call options, but may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities. A deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin. Issuing Senior Securities and Borrowing Money The Fund will not issue senior securities except that the Fund may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amounts borrowed. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings in excess of 5% of its total assets are outstanding. Pledging Assets The Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. For purposes of this limitation, the following will not be deemed to be pledges of the Fund's assets: (a) the deposit of assets in escrow in connection with the writing of covered put or call options and the purchase of securities on a when- issued basis; and (b) collateral arrangements with respect to (i) the purchase and sale of stock options (and options on stock indices) and (ii) initial or variation margin for futures contracts. Investing in Real Estate The Fund will not purchase or sell real estate, including limited partnership interests, although it may invest in the securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate. Investing in Commodities The Fund will not purchase or sell commodities, commodity contracts, or commodity futures contracts. However, the Fund may purchase put options on stock index futures, put options on financial futures, stock index futures contracts, and put options on portfolio securities, and may write covered call options. Underwriting The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities which the Fund may purchase pursuant to its investment objective, policies, and limitations. Diversification of Investments With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such securities) if, as a result, at the time of such purchase, more than 5% of the value of its total assets would be invested in the securities of that issuer, or if it would own more than 10% of the outstanding voting securities of any one issuer. Concentration of Investments The Fund will not invest 25% or more of the value of its total assets in any one industry. However, the Fund may invest 25% or more of the value of its assets in cash or cash items, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements. Lending Cash or Securities The Fund will not lend any of its assets, except portfolio securities. This shall not prevent the Fund from purchasing or holding money market instruments, repurchase agreements, obligations of the U.S. government, its agencies or instrumentalities, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or certain debt instruments as permitted by its investment objective, policies, and limitations or the Trust's Declaration of Trust. The above limitations cannot be changed unless authorized by the Board and by the "vote of a majority of its outstanding voting securities," as defined by the Investment Company Act of 1940 (1940 Act). The following limitations, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective. Investing in Illiquid Securities The Fund will not invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, non-negotiable fixed time deposits with maturities over seven days, over-the-counter options, and certain securities not determined by the Trustees to be liquid. Purchasing Securities to Exercise Control The Fund will not purchase securities of a company for purpose of exercising control or management. Writing Covered Call Options The Fund will not write call options on securities unless the securities are held in the Fund's portfolio or unless the Fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment. Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction. The Fund does not intend to borrow money or pledge securities in excess of 5% of the value of its net assets during the coming fiscal year. For purposes of its policies and limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings and loan having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items." DETERMINING MARKET VALUE OF SECURITIES Market values of the Fund's portfolio securities are determined as follows: o for equity securities, according to the last sale price in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available; o in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices; o for fixed income securities, at the last sale price on a national securities exchange, if available, otherwise, as determined by an independent pricing service; o futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value; o for short-term obligations, according to the mean between bid and asked prices as furnished by an independent pricing service, except that short-term obligations with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost or at fair market value as determined in good faith by the Board; and o for all other securities at fair value as determined in good faith by the Board. Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities. WHAT DO SHARES COST? The Fund's net asset value (NAV) per Share fluctuates and is based on the market value of all securities and other assets of the Fund. HOW IS THE FUND SOLD? Under the Distributor's Contract with the Fund, the Distributor, Federated Securities Corp., offers Shares on a continuous, best-efforts basis. SHAREHOLDER SERVICES The Fund may pay Federated Administrative Services, a subsidiary of Federated Investors, Inc. (Federated), for providing shareholder services and maintaining shareholder accounts. Federated Administrative Services may select others to perform these services for their customers and may pay them fees. SUPPLEMENTAL PAYMENTS Investment professionals may be paid fees out of the assets of the Distributor and/or Federated Administrative Services (but not out of Fund assets). The Distributor and/or Federated Administrative Services may be reimbursed by the Adviser or its affiliates. Investment professionals receive such fees for providing distribution-related and/or shareholder services, such as advertising, providing incentives to their sales personnel, sponsoring other activities intended to promote sales, and maintaining shareholder accounts These payments may be based upon such factors as the number or value of Shares the investment professional sells or may sell; the value of client assets invested; and/or the type and nature of sales or marketing support furnished by the investment professional. SUBACCOUNTING SERVICES Certain investment professionals may wish to use the transfer agent's subaccounting system to minimize their internal recordkeeping requirements. The transfer agent may charge a fee based on the level of subaccounting services rendered. Investment professionals holding Shares in a fiduciary, agency, custodial or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services that may be related to the ownership of Shares. This information should, therefore, be read together with any agreement between the customer and the investment professional about the services provided, the fees charged for those services, and any restrictions and limitations imposed. REDEMPTION IN KIND Although the Fund intends to pay Share redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities. Because the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period. Any Share redemption payment greater than this amount will also be in cash unless the Fund's Board determines that payment should be in kind. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV. The portfolio securities will be selected in a manner that the Fund's Board deems fair and equitable and, to the extent available, such securities will be readily marketable. Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs. MASSACHUSETTS PARTNERSHIP LAW Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust. In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them. ACCOUNT AND SHARE INFORMATION VOTING RIGHTS Each Share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All Shares of the Trust have equal voting rights, except that in matters affecting only a particular Fund or class, only Shares of that Fund or class are entitled to vote. Trustees may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Trust's outstanding shares As July 2, 2001, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Shares: Central Carolina Bank & Trust Company owned approximately 3,604,459 Shares 83.03%. Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders. TAX INFORMATION FEDERAL INCOME TAX The Fund intends to meet requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will pay federal income tax. The Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Trust's other portfolios will be separate from those realized by the Fund. WHO MANAGES AND PROVIDES SERVICES TO THE FUND? BOARD OF TRUSTEES The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. Information about each Board member is provided below and includes each person's: name, address, birth date, present position(s) held with the Trust, principal occupations for the past five years and positions held prior to the past five years, and total compensation received as a Trustee from the Trust for its most recent fiscal year. The Trust is comprised of one fund and is the only investment company in the Fund Complex. As of July 2, 2001, the Fund's Board and Officers as a group owned less than 1% of the Fund's outstanding Shares. ----------------------------------------------------------------------- Name Principal Occupations for Past Five Aggregate Birth Date Years Compensation Address ---------------------------------------From Trust Position With Trust ----------- John F. Donahue*+# Chief Executive Officer and Director $0 Birth Date: July or Trustee of the Federated Fund 28, 1924 Complex; Chairman and Director, Federated Investors Federated Investors, Inc.; Chairman, Tower Federated Investment Management 1001 Liberty Avenue Company, Federated Global Investment Pittsburgh, PA Management Corp. and Passport CHAIRMAN AND TRUSTEEResearch, Ltd.; formerly: Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling. ---------------------------------------------------------------------- Thomas G. Bigley Director or Trustee of the Federated $1,162.55 Birth Date: Fund Complex; Director, Member of February 3, 1934 Executive Committee, Children's 15 Old Timber Trail Hospital of Pittsburgh; Director and Pittsburgh, PA Chairman of Audit Committee, Robroy TRUSTEE Industries, Inc. (coated steel conduits/computer storage equipment); formerly: Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc. (physician practice management); Director, Member of Executive Committee, University of Pittsburgh. ---------------------------------------------------------------------- John T. Conroy, Jr. Director or Trustee of the Federated $1,162.55 Birth Date: June Fund Complex; Chairman of the Board, 23, 1937 Investment Properties Corporation; Grubb & Partner or Trustee in private real Ellis/Investment estate ventures in Southwest Florida; Properties formerly: President, Investment Corporation Properties Corporation; Senior Vice 3201 Tamiami Trail President, John R. Wood and North Associates, Inc., Realtors; President, Naples, FL Naples Property Management, Inc. and TRUSTEE Northgate Village Development Corporation. ---------------------------------------------------------------------- Nicholas P. Director or Trustee of the Federated $1,162.55 Constantakis Fund Complex; Director and Chairman of Birth Date: the Audit Committee, Michael Baker September 3, 1939 Corporation (engineering, 175 Woodshire Drive construction, operations and technical Pittsburgh, PA services); formerly: Partner, Andersen TRUSTEE Worldwide SC. ---------------------------------------------------------------------- John F. Cunningham Director or Trustee of some of the $1,056.71 Birth Date: March Federated Fund Complex; Chairman, 5, 1943 President and Chief Executive Officer, 353 El Brillo Way Cunningham & Co., Inc. (strategic Palm Beach, FL business consulting); Trustee TRUSTEE Associate, Boston College; Director, Iperia Corp. (communications/software); formerly: Director, Redgate Communications and EMC Corporation (computer storage systems). Previous Positions: Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc. ---------------------------------------------------------------------- J. Christopher President or Executive Vice President $0 Donahue*+ of the Federated Fund Complex; Birth Date: April Director or Trustee of some of the 11, 1949 Funds in the Federated Fund Complex; Federated Investors President, Chief Executive Officer and Tower Director, Federated Investors, Inc.; 1001 Liberty Avenue President, Chief Executive Officer and Pittsburgh, PA Trustee, Federated Investment EXECUTIVE VICE Management Company; Trustee, Federated PRESIDENT AND Investment Counseling; President, TRUSTEE Chief Executive Officer and Director, Federated Global Investment Management Corp.; President and Chief Executive Officer, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company; formerly: President, Federated Investment Counseling. ---------------------------------------------------------------------- Lawrence D. Ellis, Director or Trustee of the Federated $1,056.71 M.D.* Fund Complex; Professor of Medicine, Birth Date: October University of Pittsburgh; Medical 11, 1932 Director, University of Pittsburgh 3471 Fifth Avenue Medical Center - Downtown; Suite 1111 Hematologist, Oncologist and Pittsburgh, PA Internist, University of Pittsburgh TRUSTEE Medical Center; Member, National Board of Trustees, Leukemia Society of America. ---------------------------------------------------------------------- Peter E. Madden Director or Trustee of the Federated $1,056.71 Birth Date: March Fund Complex; formerly: 16, 1942 Representative, Commonwealth of One Royal Palm Way Massachusetts General Court; 100 Royal Palm Way President, State Street Bank and Trust Palm Beach, FL Company and State Street Corporation. TRUSTEE Previous Positions: Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange. ---------------------------------------------------------------------- Charles F. Director or Trustee of some of the $1,162.55 Mansfield, Jr. Federated Fund Complex; Management Birth Date: April Consultant. 10, 1945 80 South Road Previous Positions: Chief Executive Westhampton Beach, Officer, PBTC International Bank; NY Partner, Arthur Young & Company (now TRUSTEE Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Executive Vice President, DVC Group, Inc.; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University. ---------------------------------------------------------------------- John E. Murray, Director or Trustee of the Federated $1,089.29 Jr., J.D., S.J.D.# Fund Complex; President, Law Birth Date: Professor, Duquesne University; December 20, 1932 Consulting Partner, Mollica & Murray; President, Duquesne Director, Michael Baker Corp. University (engineering, construction, operations Pittsburgh, PA and technical services). TRUSTEE Previous Positions: Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law. ---------------------------------------------------------------------- Marjorie P. Smuts Director or Trustee of the Federated $1,056.71 Birth Date: June Fund Complex; Public 21, 1935 Relations/Marketing/Conference 4905 Bayard Street Planning. Pittsburgh, PA TRUSTEE Previous Positions: National Spokesperson, Aluminum Company of America; television producer; business owner; conference coordinator. ---------------------------------------------------------------------- John S. Walsh Director or Trustee of some of the $1,056.71 Birth Date: Federated Fund Complex; President and November 28, 1957 Director, Heat Wagon, Inc. 2604 William Drive (manufacturer of construction Valparaiso, IN temporary heaters); President and TRUSTEE Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.; Director, Walsh & Kelly, Inc. (heavy highway contractor); formerly: Vice President, Walsh & Kelly, Inc. ---------------------------------------------------------------------- John W. McGonigle Executive Vice President and Secretary $0 Birth Date: October of the Federated Fund Complex; 26, 1938 Executive Vice President, Secretary Federated Investors and Director, Federated Investors, Tower Inc.; formerly: Trustee, Federated 1001 Liberty Avenue Investment Management Company and Pittsburgh, PA Federated Investment Counseling; EXECUTIVE VICE Director, Federated Global Investment PRESIDENT AND Management Corp., Federated Services SECRETARY Company and Federated Securities Corp. ---------------------------------------------------------------------- Richard J. Thomas Treasurer of the Federated Fund $0 Birth Date: June Complex; Senior Vice President, 17, 1954 Federated Administrative Services; Federated Investors formerly: Vice President, Federated Tower Administrative Services; held various 1001 Liberty Avenue management positions within Funds Pittsburgh, PA Financial Services Division of TREASURER Federated Investors, Inc. ---------------------------------------------------------------------- Peter J. Germain Senior Vice President and Director of $0 Birth Date: Proprietary Fund Services, Federated September 3, 1959 Services Company; formerly, Senior Federated Investors Corporate Counsel, Federated Services Tower Company. 1001 Liberty Avenue Pittsburgh, PA PRESIDENT ---------------------------------------------------------------------- Beth S. Broderick Vice President, Federated Services $0 Birth Date: August Company since 1999; Client Services 2, 1965 Officer, Federated Services Company Federated Investors form 1992 to 1997. Tower 1001 Liberty Avenue Pittsburgh, PA VICE PRESIDENT --------------------------------------------------------------------------------------- * An asterisk denotes a Trustee who is deemed to be an interested person as defined in the 1940 Act. --------------------------------------------------------------------------------------- # A pound sign denotes a Member of the Board's Executive Committee, which handles the Board's responsibilities between its meetings. + Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President and Trustee of the Trust. INVESTMENT ADVISER The Adviser conducts investment research and makes investment decisions for the Fund. The Adviser shall not be liable to the Trust, the Fund or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust. Because of internal controls maintained by the Adviser to restrict the flow of non-public information, Fund investments are typically made without any knowledge of the Adviser or its affiliates' lending relationships with an issuer. sub-adviser The Fund is sub-advised by Franklin Street Advisors, Inc. Pursuant to the terms of an investment sub-advisory agreement between the Adviser and Franklin Street Advisors, Inc. (Sub-Adviser), the Sub-Adviser manages the Fund's assets, including buying and selling portfolio securities. The Sub-Adviser is paid by the Adviser and not by the Fund. In no event shall the Fund be responsible for any fees due to the Sub-Adviser for its services to the Adviser. Code of Ethics Restrictions on Personal Trading As required by SEC rules, the Fund, its Adviser, and its Distributor have adopted codes of ethics. These codes govern securities trading activities of investment personnel, Fund Trustees, and certain other employees. Although they do permit these people to trade in securities, including those that the Fund could buy, they also contain significant safeguards designed to protect the Fund and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions. BROKERAGE TRANSACTIONS When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. The Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Adviser may select brokers and dealers based on whether they also offer research services (as described below). In selecting among firms believed to meet these criteria, the Adviser may give consideration to those firms which have sold or are selling Shares of the Fund and other funds distributed by the Distributor and its affiliates. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund's Board. Research Services Research services may include advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services may be used by the Adviser or by affiliates of Federated in advising other accounts. To the extent that receipt of these services may replace services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting those brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. For the fiscal year ended, May 31, 2001, the Fund's Adviser directed brokerage transactions to certain brokers due to research services they provided. The total amount of these transactions was $59,391,977 for which the Fund paid $72,763 in brokerage commissions. Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser. When the Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund. ADMINISTRATOR Federated Administrative Services, a subsidiary of Federated, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. Federated Administrative Services provides these at the following annual rate of the average aggregate daily net assets of the Fund as specified below: Average Aggregate Daily Maximum Net Assets of the Fund Administrative Fee 0.150 of 1% on the first $250 million 0.125 of 1% on the next $250 million 0.100 of 1% on the next $250 million 0.075 of 1% on assets in excess of $750 million The administrative fee received during any fiscal year shall be at least $50,000 per portfolio. Federated Administrative Services may voluntarily waive a portion of its fee and may reimburse the Fund for expenses. --------------------------------------------------------------------------------------- Federated Service Company, a subsidiary of Federated, provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments for a fee based on Fund assets plus out-of-pocket expenses. CUSTODIAN AND PORTFOLIO ACCOUNTANT Fifth Third Bank, Cincinnati, Ohio, is custodian for the securities and cash of the Fund. Federated Services Company provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments. The fee paid for this service is based upon the level of the Fund's average net assets for the period plus out-of-pocket expenses. TRANSFER AGENT AND DIVIDEND DISBURSING AGENT Federated Services Company, through its registered transfer agent subsidiary, Federated Shareholder Services Company, maintains all necessary shareholder records. The Fund pays the transfer agent a fee based on the size, type and number of accounts and transactions made by shareholders. INDEPENDENT PUBLIC ACCOUNTANTs The independent public accountant for the Fund, Arthur Andersen LLP, plans and performs its audit so that it may provide an opinion as to whether the Fund's financial statements and financial highlights are free of material misstatement. FEES PAID BY THE FUND FOR SERVICES For the Year Ended May 2001 2000 1999 31, Advisory Fee Earned $701,499 $834,859 $1,420,177 Advisory Fee Reduction $148,553 $176,794 $148,367 Sub-Advisory Fee $536,440 $638,404 $1,085,528 Brokerage Commissions $117,067 $139,688 $239,314 Administrative Fee $123,794 $148,276 $241,260 Shareholder Services Fee $123,794 -- -- --------------------------------------------------------------------------------------- HOW DOES THE FUND MEASURE PERFORMANCE? The Fund may advertise Share performance by using the SEC's standard method for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information. The performance of Shares depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in the Fund's or any class of Shares' expenses; and various other factors. Share performance fluctuates on a daily basis largely because net earnings fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return. Average Annual Total Returns and Yield Total return are given for the one-year, five-year and Start of Performance periods ended May 31, 2001. Yield is given for the 30-day period ended May 31, 2001. 30-Day Period 1 Year 5 YearsStart of Performance on December 5, 1994 Total Return N/A (9.30)%14.16% 17.05% Yield 0.45% N/A N/A N/A --------------------------------------------------------------------------------------- TOTAL RETURN Total return represents the change (expressed as a percentage) in the value of Shares over a specific period of time, and includes the investment of income and capital gains distributions. The average annual total return for Shares is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the NAV per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $1,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming the annual reinvestment of all dividends and distributions. YIELD The yield of Shares is calculated by dividing: (i) the net investment income per Share earned by the Shares over a 30-day period; by (ii) the maximum offering price per Share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the 30-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by Shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders. To the extent investment professionals and broker/dealers charge fees in connection with services provided in conjunction with an investment in Shares, the Share performance is lower for shareholders paying those fees. PERFORMANCE COMPARISONS Advertising and sales literature may include: o references to ratings, rankings, and financial publications and/or performance comparisons of Shares to certain indices; o charts, graphs and illustrations using the Fund's returns, or returns in general, that demonstrate investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment; o discussions of economic, financial and political developments and their impact on the securities market, including the portfolio manager's views on how such developments could impact the Fund; and o information about the mutual fund industry from sources such as the Investment Company Institute. The Fund may compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, including federally insured bank products such as bank savings accounts, certificates of deposit, and Treasury bills. The Fund may quote information from reliable sources regarding individual countries and regions, world stock exchanges, and economic and demographic statistics. You may use financial publications and/or indices to obtain a more complete view of Share performance. When comparing performance, you should consider all relevant factors such as the composition of the index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include: o Standard & Poor's ("S & P") Daily Stock Price Index of 500 Common Stocks, which is a composite index of common stocks in industry, transportation, and financial and public utility companies, and can be used to compare to the total returns of funds whose portfolios are invested primarily in common stocks. In addition, the S&P assumes reinvestments of all dividends paid by stocks listed on its index. Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated in S&P figures. o Lipper Analytical Services, Inc. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in the maximum offering price over a specific period of time. From time to time, the Fund will quote its Lipper ranking in the "index funds" category in advertising and sales literature. o Morningstar, Inc., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks. Investment Ratings Standard & Poor's Long-Term Debt Rating Definitions AAA--Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree. A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories. BB--Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating. B--Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating. CCC--Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B rating. CC--The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating. C--The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. Moody's Investors Service, Inc. Long-Term Bond Rating Definitions AAA--Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as gilt edged. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. AA--Bonds which are rated AA are judged to be of high quality by all standards. Together with the AAA group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in AAA securities. A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future. BAA--Bonds which are rated BAA are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. BA--Bonds which are BA are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. CAA--Bonds which are rated CAA are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. CA--Bonds which are rated CA represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C--Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Fitch IBCA, Inc. Long-Term Debt Rating Definitions AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue. CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment. CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time. C--Bonds are imminent default in payment of interest or principal. Moody's Investors Service, Inc. Commercial Paper Ratings Prime-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: o Leading market positions in well-established industries; o High rates of return on funds employed; o Conservative capitalization structure with moderate reliance on debt and ample asset protection; o Broad margins in earning coverage of fixed financial charges and high internal cash generation; and o Well-established access to a range of financial markets and assured sources of alternate liquidity. Prime-2--Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Standard & Poor's Commercial Paper Ratings A-1--This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1. Fitch IBCA, Inc. Commercial Paper Rating Definitions FITCH-1--(Highest Grade) Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment. FITCH-2--(Very Good Grade) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues. ADDRESSES CCMI Equity Fund (formerly, CCB Equity Fund) A Portfolio of CCMI Funds (formerly, CCB Funds) 5800 Corporate Drive Pittsburgh, PA 15237-7010 Distributor Federated Securities Corp. Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA 15222-3779 Investment Adviser Commerce Capital Management, Inc. 850 Ridgelake Boulevard #101 Memphis, TN 38120 Sub-Adviser Franklin Street Advisors, Inc. 1450 Ralegh Road Suite 300 Chapel Hill, NC 27517 Custodian Fifth Third Bank 38 Fountain Square Plaza Cincinnati, OH 45263 Transfer Agent and Dividend Disbursing Agent Federated Shareholder Services Company P.O. Box 8600 Boston, MA 02266-8600 Independent Public Accountants Arthur Andersen LLP 225 Franklin Street Boston, MA 02110-2812 PART C. OTHER INFORMATION. Item 23. (a) (i) Conformed Copy of Declaration of Trust of the Registrant (7); (ii) Conformed Copy of Amendment No. 1 to Declaration of Trust dated February 3, 1992 (7); (iii) Conformed copy of Amendment No. 2 to Declaration of Trust dated August 25, 1994 (6); (iv) Conformed Copy of Amendment No. 3 to Declaration of Trust dated August 25, 1994 (9); (v) Conformed Copy of Amendment No. 4 to Declaration of Trust dated May 13, 1998 (9); (vi) Comformed Copy of Amendment No. 5 to Declaration of Trust dated May 20, 1999 (+); (vii) Confomred Copy of Amendment No. 6 to Declaration of Trust dated November 16, 1999 (+); (viii) Conformed Copy of Amendment No. 7 to Declaration of Trust dated May 17, 2000 (+); (ix) Conformed Copy of Amendment No 8 to Declaration of Trust dated February 12, 2001 (+); (b) (i) Copy of By-Laws of the Registrant (7); (ii) Copy of Amendment No.1 to By-Laws of Registrant (9); (iii) Copy of Amendment No.2 to By-Laws of Registrant (9); (iv) Copy of Amendment No.3 to By-Laws of Registrant (9); (v) Copy of Amendment No.4 to By-Laws of Registrant (9); (c) (i) Copy of Specimen Certificate for Shares of Beneficial Interest of the 111 Corcoran Bond Fund (5); (ii) Copy of Specimen Certificate for Shares of Beneficial Interest of the 111 Corcoran North Carolina Municipal Securities Fund (5); (iii) Copy of Specimen Certificate for Shares of Beneifical Interest of the 111 Corcoran Equity Fund (7); (d) (i) Conformed copy of Investment Advisory Contract of the Registrant and Exhibit A thereto (+); (ii) Conformed Copy of Exhibit C to the present Investment Advisory Contract to add 111 Corcoran Equity Fund (7); (iii) Conformed Copy of Sub-Advisory Agreement including Exhibit A (+); (e) (i) Copy of Amendment to Distributor's Contract of the Registrant (+); (ii) Conformed Copy of Exhibit B to Distributor's Contract to add 111 Corcoran Equity Fund (7); (iii) Conformed Copy of Exhibit C to Distributor's Contract (+) (f) Not applicable; 5. Response is incorporated by reference to Registrant's Initial Registration Statement on Form N-1A filed February 19, 1992 (File Nos. 33-45753 and 811-6561) 6. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 5 on Form N-1A filed October 3, 1994 (File Nos. 33-45753 and 811-6561) 7. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 6 on Form N-1A filed May 24, 1995 (File Nos. 33-45753 and 811-6561) 9. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 12 on Form N-1A filed July 21, 1998 (File Nos. 33-45753 and 811-6561) (g) (i) Conformed copy of Custody Agreement of the Registrant, and Exhibits A, B, and C, thereto (Exhibit C is Custodian Fee Schedule) (9); (h) (i) Conformed copy of Fund Accounting and Shareholder Recordkeeping Agreement of the Registrant (7); (ii) Conformed copy of Administrative Services Agreement (5); (iii) Conformed copy of Amendment No.1 to Administrative Services Agreement (9); (iv) Conformed Copy of Shareholder Services Plan (7); (v) Conformed copy of Exhibit A to Shareholder Services Plan on behalf of 111 Corcoran Equity Fund (7); (vi) Conformed copy of Exhibit B to Shareholder Services Plan on behalf of CCB Bond Fund (10); (vii) Conformed copy of Exhibit C to Shareholder Services Plan on behalf of CCB North Carolina Municipal Securities Fund (10); (viii) Conformed copy of Shareholder Services Agreement, and Exhibits A, B, and C, thereto (10); (i) Conformed Copy of Opinion and Consent of Counsel as to legality of shares being registered (7); (j) Conformed copy of Consent of Independent Public Accountants; (+) (k) Not applicable; (l) Conformed Copy of Initial Capital Understanding (7); (m) (i) Copy of Rule 12b-1 Distribution Plan (6); (ii) Conformed Copy of Exhibit A to Rule 12b-1 Plan on behalf of 111 Corcoran Equity Fund (7); (iii) Copy of Rule 12b-1 Agreement (6); (iv) Copy of Fee Schedule for Rule 12b-1 Agreement with Federated Securities Corp. (6); (n) Not applicable; ------------------------------------------------------------------------- + All exhibits have been filed electronically. 5. Response is incorporated by reference to Registrant's Initial Registration Statement on Form N-1A filed February 19, 1992 (File Nos. 33-45753 and 811-6561) 6. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 5 on Form N-1A filed October 3, 1994 (File Nos. 33-45753 and 811-6561) 7. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 6 on Form N-1A filed May 24, 1995 (File Nos. 33-45753 and 811-6561) 9. Response is incorporated by reference to Registrant's Post-Effective Amendement No. 12 on Form N-1A filed July 21, 1998 (File Nos. 33-45753 and 811-6561) 10. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 13 on Form N-1A filed July 23, 1999 (File Nos. 33-45753 and 811-6561) (o) (i) Conformed Copy of Power of Attorney of the Registrant (+); (p) (i) Conformed Copy of Code of Ethics of Registrant (+); (ii) Conformed Copy of Code of Ethics of Registrant for Access Persons (+); Item 24. Persons Controlled by or Under Common Control with Registrant None Item 25. Indemnification: 1 Item 26.....Business and Other Connections of Investment Adviser and Sub-Adviser: (a) Commerce Capital Management, Inc (CCMI), the Fund's adviser, was founded in 1984. CCMI is a national investment adviser within National Commerce Corporation. CCMI is a wholly owned subsidiary of National Commerce Fiancial Corporation. The principal executive offices are located at 850 Raleigh Road, Suite 300, Chapel Hill, North Carolina. As of June 30, 2001, the Advisor managed $1.02 billion. The Trust Division manages 4 commingled funds with assets of approximately $125 million. --------------------------------------------------------------------------- + All exhibits have been filed electronically. 1. Response is incorporated by reference to Registrant's Initial Registration Statement on Form N-1A filed February 19, 1992 (File Nos. 33-45753 and 811-6561) 10. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 13 on Form N-1A filed July 23, 1999 (File Nos. 33-45753 and 811-6561) Franklin Street Advisors, Inc. is CCMI Equity Fund's sub-adviser. The principal executive offices of the sub-adviser are located at 1450 Ralegh Road, Suite 300, Chapel Hill, NC. The sub-adviser is a registered investment advisory firm founded in 1990, and currently manages assets in excess of $1.33 Billion. Franklin Street Advisors, Inc. has not previously acted as an investment adviser to an investment company. Franklin Street Advisors, Inc. is a wholly-owned subsidiary of Franklin Street Partners, Inc., a privately-owned holding company. Franklin Street Partners, Inc. also owns a private non-depository trust bank, Franklin Street Trust Company, as well as another subsidiary, Franklin Street Securities, Inc. The principal executive officers of the Fund's Investment Adviser and Sub-Adviser, the Directors of the Fund's Adviser and Sub-Adviser, and Partners of the Fund's Sub-Adviser are set forth in the following tables. (b) (1) (2) (3) Other Substantial Position with Business, Profession, Name the Adviser Vocation or Employment Robert Pl. Langell Chairman; -- Chief Executive Officer and Director Lon Magness President and Director -- W. Neely Mallory, III Director President, The Mallory Group James McGehee, Jr. Director Chairman, McGehee Realty and Development Lewis E. Holland Director President and CEO, Financial Enterprises, National Commerce Financial Corporation Thomas W. Murray Director Trust Division Manager, National Commerce Finanacial Corporation Tim Smyth Director Trust Division Manager, National Bank and Commerce Item 27. Principal Underwriters: (a) Federated Securities Corp. the Distributor for shares of the Registrant, acts as principal underwriter for the following open-end investment companies, including the Registrant: Cash Trust Series II; Cash Trust Series, Inc.; CCMI Funds; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Limited Duration Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Core Trust; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fixed Income Securities, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated International Series, Inc.; Federated Investment Series Funds, Inc.; Federated Managed Allocation Portfolios; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Securities Income Trust; Federated Short-Term Municipal Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities Fund: 2-5 Years; Federated Total Return Government Bond Fund; Federated Utility Fund, Inc.; Federated World Investment Series, Inc.; FirstMerit Funds; Hibernia Funds; Independence One Mutual Funds; Intermediate Municipal Trust; Marshall Funds, Inc.; Money Market Obligations Trust; Regions Funds; RIGGS Funds; SouthTrust Funds; Wachovia Variable Insurance Funds; The Wachovia Funds; The Wachovia Municipal Funds; and Vision Group of Funds, Inc. (b) (1) (2) (3) Positions and Offices Positions and Offices With Distributor Name With Registrant --------------------- ------------------ --------------------- Chairman: Richard B. Fisher Vice President Director: Arthur L. Cherry President-Institutional Sales and Director: John B. Fisher Director, Executive Vice Vice President and Assistant Secretary: Thomas R. Donahue President-Broker/Dealer And Director: James F. Getz Executive Vice President: David M. Taylor Senior Vice Presidents: Mark W. Bloss Richard W. Boyd Laura M. Deger Peter W. Eisenbrandt Theodore Fadool, Jr. Bryant R. Fisher Christopher T. Fives James S. Hamilton James M. Heaton Keith Nixon Solon A. Person, IV Ronald M. Petnuch Timothy C. Pillion Thomas E. Territ (1) (2) (3) Positions and Offices Positions and Offices With Distributor Name With Registrant --------------------- ------------------ --------------------- Vice Presidents: Ernest G. Anderson Teresa M. Antoszyk John B. Bohnet Jane E. Broeren-Lambesis David J. Callahan Mark Carroll Steven R. Cohen Mary J. Combs R. Edmond Connell, Jr. Kevin J. Crenny Daniel T. Culbertson G. Michael Cullen Marc C. Danile Robert J. Deuberry William C. Doyle Timothy Franklin Joseph D. Gibbons John K. Goettlicher G. Tad Gullickson Scott Gundersen Dayna C. Haferkamp Raymond J. Hanley Anthony J. Harper Victor L. Harper, Jr. Bruce E. Hastings Charlene H. Jennings H. Joseph Kennedy Michael W. Koenig Ed Koontz Christopher A. Layton Michael H. Liss Michael R. Manning Martin J. McCaffrey Maurice W. McKinney Amy Michalisyn Mark J. Miehl Richard C. Mihm Vincent T. Morrow Alec H. Neilly Thomas A. Peter III Raleigh Peters Robert F. Phillips Richard A. Recker Eugene B. Reed Paul V. Riordan John Rogers Brian S. Ronayne Thomas S. Schinabeck Edward J. Segura Edward L. Smith David W. Spears John A. Staley Colin B. Starks Jeffrey A. Stewart William C. Tustin Paul A. Uhlman Richard B. Watts G. Walter Whalen Terence Wiles Edward J. Wojnarowski Michael P. Wolff Scott F. Wright (1) (2) (3) Positions and Offices Positions and Offices With Distributor Name With Registrant --------------------- ------------------ --------------------- Assistant Vice Presidents: Robert W. Bauman Edward R. Bozek Charles L. Davis, Jr. Beth C. Dell Donald C. Edwards Jennifer Fetteroff John T. Glickson Ernest L. Linane Renee L. Martin Lynn Sherwood-Long Secretary: Kirk A. Montgomery Treasurer: Denis McAuley, III Assistant Secretaries: Timothy S. Johnson Victor R. Siclari The business address of each of the Officers of Federated Securities Corp. is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. (c) Not applicable Item 28. Location of Accounts and Records: All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations: Registrant Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA 15223-3779 (Notices should be sent to the Agent for Service at the above address) 5800 Corporate Drive Pittsburgh, PA 15237-7010 Federated Shareholder Services P.O. Box 8600 Company Boston, MA 02266-8600 ("Transfer Agent and Dividend Disbursing Agent") Federated Administrative Services Federated Investors Tower ("Administrator") 1001 Liberty Avenue Pittsburgh, PA 15222-3779 Commerce Capital Management, Inc. 850 Ridgelake Boulevard ("Adviser") #101, Mephis, TN 38120 Franklin Street Advisors, Inc. 1450 Raleigh Raod, Suite 300 ("Sub-Adviser") Chapel Hill, NC 27517 Fifth Third Bank 38 Fountain Square Plaza ("Custodian") Cincinnati, OH 45263 Item 29. Management Services: Not applicable. Item 30. Undertakings: Registrant hereby undertakes to comply with the provisions of Section 16(c) of the 1940 Act with respect to the removal of Trustees and the calling of special shareholder meetings by reholders. SIGNATURES Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, CCB FUNDS, certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Pittsburgh and Commonwealth of Pennsylvania, on the 23rd day of July, 2001. CCB FUNDS BY: /s/Geoffery Taylor Geoffery Taylor, Assistant Secretary Attorney in Fact for John F. Donahue July 23, 2001 Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following person in the capacity and on the date indicated: NAME TITLE DATE ---- ----- ---- By: /s/Geoffery Taylor Attorney In Fact July 23, 2001 Geoffery Taylor For the Persons ASSISTANT SECRETARY Listed Below John F. Donahue* Chairman and Trustee (Chief Executive Officer) Edward C. Gonzales* President, Treasurer and Trustee (Principal Financial and Accounting Officer) J. Christopher Donahue Executive Vice President and Trustee Thomas G. Bigley* Trustee John T. Conroy, Jr.* Trustee Nicholas P. Constantakis Trustee John F. Cunningham* Trustee Lawrence D. Ellis, M.D.* Trustee Peter E. Madden* Trustee Charles F. Mansfield, Jr.* Trustee John E. Murray, Jr.* Trustee Marjorie P. Smuts* Trustee John S. Walsh* Trustee * By Power of Attorney